Exhibit 10.1

                                                                       EXHIBIT A

                    [FORM OF SENIOR SECURED CONVERTIBLE NOTE]

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTIONS 3(C)(III) AND 19(A) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(C)(III) OF THIS NOTE.

                                SPATIALIGHT, INC.

                         SENIOR SECURED CONVERTIBLE NOTE

Issuance Date:  November 30, 2004                 Principal: U.S. $_____________

                  FOR VALUE RECEIVED, SpatiaLight, Inc., a New York corporation (the "COMPANY"), hereby promises to pay to the order of [PORTSIDE GROWTH AND OPPORTUNITY FUND] [SMITHFIELD FIDUCIARY LLC] [BLUEGRASS GROWTH FUND L.P.] [BLUEGRASS GROWTH FUND LTD.], or registered assigns ("HOLDER") the amount set out above as the Principal (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the "PRINCIPAL") when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest ("INTEREST") on any outstanding Principal at a rate per annum equal to the ten percent (10%) per annum (the "INTEREST RATE"), from the date set out above as the Issuance Date (the "ISSUANCE DATE") until the same becomes due and payable, whether upon an Interest Date (as defined below), the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Senior Secured Convertible Note (including all Senior Secured Convertible Notes issued in exchange, transfer or replacement hereof, this "NOTE") is one of an issue of Senior Secured Convertible Notes (collectively, the "NOTES" and such other Senior Secured Convertible Notes, the "OTHER NOTES") originally issued on the Issuance Date pursuant to the Securities Purchase Agreement (as defined below) and exchanged pursuant to the Amendment and Exchange Agreement, dated as of December __, 2004, by and among the Company and the initial Holder of this Note (collectively, the "NOTES" and such other Notes, the "OTHER NOTES"). Certain capitalized terms used herein are defined in Section 29.

         1. MATURITY. On the Maturity Date, the Holder shall surrender this Note to the Company and the Company shall pay to the Holder an amount in cash representing all outstanding Principal, accrued and unpaid Interest and accrued and unpaid Late Charges, if any. The "MATURITY DATE" shall be November 30, 2007, as may be extended at the option of the Holder (i) in the event that, and for so long as, an Event of Default (as defined in Section 4(a)) shall have occurred and be continuing or any event shall have occurred and be continuing which with the passage of time and the failure to cure would result in an Event of Default and (ii) solely with respect to the provisions of Section 5(b), through the date that is ten days after the consummation of a Change of Control in the event that a Change of Control is publicly announced or a Change of Control Notice (as defined in Section 5) is delivered prior to the Maturity Date.

         2. INTEREST; INTEREST RATE. (a) Interest on this Note shall commence accruing on the Issuance Date and shall be computed on the basis of a 365-day year and actual days elapsed and shall be payable in arrears on the last day of each February, May, August and November during the period beginning on the Issuance Date and ending on, and including, the Maturity Date (each, an "INTEREST DATE") with the first Interest Date being February 28, 2005. Interest shall be payable on each Interest Date, to the record holder of this Note on the applicable Interest Date, in cash ("CASH INTEREST") or, at the option of the Company, in shares of Common Stock ("INTEREST SHARES") provided that the Interest which accrued during any period shall be payable in Interest Shares if, and only if, the Company delivers written notice (each, an "INTEREST ELECTION NOTICE") of such election to each holder of the Notes on or prior to the fifth
(5th) Trading Day prior to the Interest Date (each, an "INTEREST NOTICE DUE DATE"); provided, that the Company may indicate in such notice that the election therein applies for subsequent Interest Payment Dates until so modified, and provided further, that the Company shall certify that the Equity Conditions have been satisfied as of the date of the Interest Election Notice, shall notify the Holder if at any time the Equity Conditions are not satisfied, and shall be deemed to have certified that the Equity Conditions have been satisfied with respect to any subsequent Interest Payment Date. Each Interest Election Notice shall be irrevocable. Interest to be paid on an Interest Date in Interest Shares shall be paid in a number of fully paid and nonassessable shares (rounded to the nearest whole share in accordance with Section 3(a)) of Common Stock equal to the quotient of (a) the amount of Interest payable on such Interest Date and (b) the Interest Conversion Price in effect on the applicable Interest Date. If any Interest Shares are to be paid on an Interest Date, then the Company shall (X) provided that the Company's transfer agent (the "TRANSFER AGENT") is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer Program and such action is not prohibited by applicable law or regulation or any applicable policy of DTC, credit such aggregate number of Interest Shares to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) if the foregoing shall not apply, issue and deliver on the applicable Interest Date, to the address set forth in the register maintained by the Company for such purpose pursuant to the Securities Purchase Agreement or to such address as specified by the Holder in writing to the


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

Company at least two Business Days prior to the applicable Interest Date, a certificate, registered in the name of the Holder or its designee, for the number of Interest Shares to which the Holder shall be entitled. Notwithstanding the foregoing, the Company shall not be entitled to pay Interest in Interest Shares and shall be required to pay such Interest in cash as Cash Interest on the applicable Interest Date if, unless consented to in writing by the Holder, on each Trading Day during the period from the applicable Interest Notice Due Date through the applicable Interest Date (i) the Equity Conditions have not been satisfied or (ii) the Weighted Average Price of the Common Stock on each day during the applicable Interest Measuring Period (as defined in Section 29 below) is not at least $1.00.

                  (b) Prior to the payment of Interest on an Interest Date, Interest on this Note shall accrue at the Interest Rate and be payable by way of inclusion of the Interest in the Conversion Amount in accordance with Section 3(b)(i). From and after the occurrence of an Event of Default, the Interest Rate shall be increased to twelve percent (12%). In the event that such Event of Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided that the Interest as calculated at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Interest Shares; provided that the Company shall not be required to pay any tax that may be payable (i) in respect of any issuance of Interest Shares to any Person other than the Holder or (ii) with respect to any income tax or capital gains tax due by the Holder with respect to such Interest Shares.

         3. CONVERSION OF NOTES. This Note shall be convertible into shares of common stock of the Company, par value $.01 per share (the "COMMON STOCK"), on the terms and conditions set forth in this Section 3.

                  (a) Conversion Right. Subject to the provisions of Section 3(d), at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section 3(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

                  (b) Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the "CONVERSION RATE").

                           (i)  "CONVERSION  AMOUNT"  means  the  sum of (A) the
portion of the Principal to be converted, redeemed or otherwise with respect to which this determination is being made, (B) accrued and unpaid Interest with respect to such Principal and (C) accrued and unpaid Late Charges with respect to such Principal and Interest.

                           (ii)  "CONVERSION  PRICE" means, as of any Conversion
Date (as defined below) or other date of determination, and subject to adjustment as provided herein, $9.72, subject to adjustment as provided herein.

                  (c) Mechanics of Conversion.

                           (i) Optional  Conversion.  To convert any  Conversion
Amount into shares of Common Stock on any date (a "CONVERSION DATE"), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 7:00 p.m., New York Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the "CONVERSION NOTICE") to the Company and (B) if required by Section 3(c)(iii), surrender this Note to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction). On or before the first Business Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the Holder and the Company's transfer agent (the "TRANSFER AGENT"). On or before the third (3rd) Business Day following the date of receipt of a Conversion Notice (the "SHARE DELIVERY DATE"), the Company shall (X) provided the Transfer Agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer Program credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If this Note is physically surrendered for conversion as required by Section 3(c)(iii) and the outstanding Principal of this Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three (3) Business Days after receipt of this Note and at its own expense, issue and deliver to the holder a new Note (in accordance with Section 19(d)) representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

                           (ii)  Company's  Failure  to Timely  Convert.  If the
Company shall fail to issue a certificate to the Holder or, if applicable, credit the Holder's balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon conversion of any Conversion Amount on or prior to the date which is five (5) Business Days after the Conversion Date (a "CONVERSION FAILURE"), then (A) the Company shall pay damages to the Holder for each date of such Conversion Failure in an amount equal to 1.5% of the product of (I) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Date and to which the Holder is entitled, and (II) the Weighted Average Price of the Common Stock on the Share Delivery Date and (B) the Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any portion of this Note that has not been converted pursuant to such Conversion Notice; provided that the voiding of a Conversion Notice shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 3(c)(ii) or otherwise. In lieu of the foregoing, if within three (3) Trading Days after the Company's receipt of the facsimile copy of a Conversion Notice the Company shall fail to issue and deliver a certificate to the Holder or credit the Holder's balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such holder's conversion of any Conversion Amount, and if on or after such Trading Day the Holder purchases in order to prevent a trade failure (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company (a "BUY-IN"), then the Company shall, within three (3) Business Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "BUY-IN PRICE"), at which point the Company's obligation to deliver such certificate
(and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Weighted Average Price on the Conversion Date.

                           (iii)  Book-Entry.  Notwithstanding  anything  to the
contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Conversion Amount represented by this Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting physical surrender and reissue of this Note. The Holder and the Company shall maintain records showing the Principal, Interest and Late Charges converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.

                           (iv) Pro Rata Conversion; Disputes. In the event that
the Company receives a Conversion Notice from more than one holder of Notes for the same Conversion Date and the Company can convert some, but not all, of such portions of the Notes submitted for conversion, the Company, subject to Section 3(d), shall convert from each holder of Notes electing to have Notes converted on such date a pro rata amount of such holder's portion of its Notes submitted for conversion based on the principal amount of Notes submitted for conversion on such date by such holder relative to the aggregate principal amount of all Notes submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 24.

                  (d) Limitations on Conversions.

                           (i)  Beneficial  Ownership.  The  Company  shall  not
effect any conversion of this Note, and the Holder of this Note shall not have the right to convert any portion of this Note pursuant to Section 3(a), to the extent that after giving effect to such conversion, the Holder (together with the Holder's affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation or any Other Notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Section 3(d)(i), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-K, Form 10-Q or Form 8-K, as the case may be (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within two (2) Business Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding; provided, however, that if such information shall constitute material nonpublic information, the Company shall provide such confirmation solely to the Legal Counsel (as defined in the Registration Rights Agreement). In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

                           (ii)  Principal  Market  Regulation.  Other  than  in
connection with a Fundamental Transaction pursuant to Section 5(a), the Company may not issue any shares of Common Stock upon conversion of this Note if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue upon conversion of the Notes without breaching the Company's obligations under the rules or regulations of the Principal Market (the "EXCHANGE CAP"), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Required Holders. Until such approval or written opinion is obtained, no purchaser of the Notes pursuant to the Securities Purchase Agreement (the "PURCHASERS") shall be issued, upon conversion of the Notes, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the principal amount of Notes issued to the Purchasers pursuant to the Securities Purchase Agreement on the Closing Date and the denominator of which is the aggregate principal amount of all Notes issued to the Purchasers pursuant to the Securities Purchase Agreement on the Closing Date (with respect to each Purchaser, the "EXCHANGE CAP ALLOCATION"). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser's Notes, the transferee shall be allocated a pro rata portion of such Purchaser's Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any holder of Notes shall convert all of such holder's Notes into a number of shares of Common Stock which, in the aggregate, is less than such holder's Exchange Cap Allocation, then the difference between such holder's Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of Notes on a pro rata basis in proportion to the aggregate principal amount of the Notes then held by each such holder.

          4. RIGHTS UPON EVENT OF DEFAULT.

                  (a) Event of Default. Each of the following events shall constitute an "EVENT OF DEFAULT":

                           (i)  the  failure  of  the   Registration   Statement
required to be filed pursuant to the Registration Rights Agreement to be declared effective by the SEC on or prior to the date that is 60 days after the Effectiveness Deadline (as defined in the Registration Rights Agreement), or, while the Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to any holder of the Notes for sale of all of such holder's Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of 15 consecutive days or for more than an aggregate of 45 days in any 365-day period (other than days during an Allowable Grace Period (as defined in the Registration Rights Agreement));

                           (ii) the  suspension  from  trading or failure of the
Common Stock to be listed on an Eligible Market for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period;

                           (iii) the  Company's (A) failure to cure a Conversion
Failure by delivery of the required  number of shares of Common Stock within ten
(10) Business Days after the applicable Conversion Date or (B) written notice to any holder of the Notes, including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a request for conversion of any Notes into shares of Common Stock that is tendered in accordance with the provisions of the Notes;

                           (iv) at any  time  following  the  tenth  consecutive
Business Day that the Holder's Authorized Share Allocation is less than the number of shares of Common Stock that the Holder would be entitled to receive upon a conversion of the full Conversion Amount of this Note (without regard to any limitations on conversion set forth in Section 3(d) or otherwise);

                           (v) the  Company's  failure  to pay to the Holder any
amount of Principal, Interest, Late Charges or other amounts when and as due under this Note or any other Transaction Document (as defined in the Securities Purchase Agreement), except, in the case of a failure to pay Interest and Late Charges when and as due or any other amounts under any other Transaction Document (as defined in the Securities Purchase Agreement), in which case only if such failure continues for a period of at least five (5) Business Days;


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

                           (vi) any default under, redemption of or acceleration
prior to maturity of any "INDEBTEDNESS" (as defined in Section 3(s) of the Securities Purchase Agreement) of the Company or any of its Subsidiaries (as defined in Section 3(a) of the Securities Purchase Agreement) in excess of $500,000 (in the aggregate) other than with respect to any Other Notes;

                           (vii)  the  Company  or  any  of  its   Subsidiaries,
pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, "BANKRUPTCY LAW"), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a "CUSTODIAN"), (D) makes a general assignment for the benefit of its creditors or
(E) admits in writing that it is generally unable to pay its debts as they become due;

                           (viii) a court of  competent  jurisdiction  enters an
order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its Subsidiaries in an involuntary case, (B) appoints a Custodian of the Company or any of its Subsidiaries or (C) orders the liquidation of the Company or any of its Subsidiaries;

                           (ix) a final judgment or judgments for the payment of
money aggregating in excess of $500,000 (in the aggregate) are rendered against the Company or any of its Subsidiaries and which judgments are not, within 60 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $500,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within 30 days of the issuance of such judgment;

                           (x) the Company  breaches in any material respect any
representation, warranty, covenant or other term or condition (except with respect to any representation, warranty, covenant or other term or condition which is qualified by materiality or Material Adverse Effect in which case, the Company breaches in any respect) of any Transaction Document, except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least ten (10) consecutive Business Days;

                           (xi) any breach or failure in any material respect to
comply with Section 15 of this Note; or

                           (xii) any Event of Default  (as  defined in the Other
Notes) occurs with respect to any Other Notes.

                  (b) Redemption Right. Promptly after the occurrence of an Event of Default with respect to this Note or any Other Note, the Company shall deliver written notice thereof via facsimile and overnight courier (an "EVENT OF DEFAULT NOTICE") to the Holder. At any time after the earlier of the Holder's receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (the "EVENT OF DEFAULT REDEMPTION NOTICE") to the Company, which Event of Default Redemption Notice shall indicate the portion of this Note the Holder is electing to redeem. Each portion of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company at a price equal to the greater of (i) the product of
(x) the Conversion Amount to be redeemed and (y) the Redemption Premium and (ii) the product of (A) the Conversion Rate with respect to such Conversion Amount in effect at such time as the Holder delivers an Event of Default Redemption Notice and (B) the Weighted Average Price of the Common Stock on the date immediately preceding such Event of Default (the "EVENT OF DEFAULT REDEMPTION PRICE"). Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 12.

         5. RIGHTS UPON FUNDAMENTAL TRANSACTION AND CHANGE OF CONTROL.

                  (a) Assumption. Except as set forth in Section 5(d) below, the Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity offers to assume in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5(a) pursuant to written agreements that are reasonably proposed by the Successor Entity to the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Notes in exchange for such Notes a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Notes held by such holder and having similar ranking to the Notes; provided, that upon receipt of such proposed agreements from the Successor Entity, the Required Holders shall have an opportunity to propose comments to the Successor Entity with respect to such agreements for a period of no longer than 10 days. The Successor Entity may choose to accept any or all of such comments and deliver revised final agreements to the Required Holders within five (5) days thereafter upon which time, the Required Holders may choose to accept or reject the Successor Entity's final offer to assume the obligations of the Company under this Note and the other Transaction Documents pursuant to the terms and conditions of such agreements; provided, that the Required Holders must choose to accept or reject such offer no later than three (3) days prior to the scheduled consummation of the Fundamental Transaction. If the foregoing obligations are assumed, as set forth above, upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such Successor Entity had been named as the Company herein. If the foregoing obligations are assumed, as set forth above, upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this Note at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the conversion or redemption of the Notes prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Note been converted immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Note. If the Required Holders reject the Successor Entity's offer to assume the obligations under this Note and the other Transaction Documents and the Required Holders have not exercised their redemption or conversion rights hereunder, the Successor Entity may, effective as of the consummation of the Fundamental Transaction, redeem the remaining Notes at a price equal to the Change of Control Redemption Price. The provisions of this Section 5 shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion or redemption of this Note.

                  (b) Fundamental Transaction Redemption Right. If the Successor Entity is not a publicly traded corporation whose common stock or equivalent security is quoted on or listed for trading on an Eligible Market then no sooner than 15 days nor later than 10 days prior to the consummation of such Fundamental Transaction, but not prior to the public announcement of such Fundamental Transaction, the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder (a "FUNDAMENTAL TRANSACTION NOTICE"). At any time during the period beginning after the Holder's receipt of a Fundamental Transaction Notice and ending on the date of the consummation of such Fundamental Transaction (or, in the event a Fundamental Transaction Notice is not delivered at least 10 days prior to a Fundamental Transaction, at any time on or after the date which is 10 days prior to a Fundamental Transaction and ending 10 days after the consummation of such Fundamental Transaction), the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof ("FUNDAMENTAL TRANSACTION REDEMPTION NOTICE") to the Company, which Fundamental Transaction Redemption Notice shall indicate the Conversion Amount the Holder is electing to redeem. The portion of this Note subject to redemption pursuant to this Section 5(b) shall be redeemed by the Company at a price equal to the Change of Control Redemption Price (as defined in Section 5(c) below) plus the Holder shall receive in cash the Present Value of Interest with respect to such portion redeemed. Redemptions required by this
Section 5(b) shall be made in accordance with the provisions of Section 12 and shall have priority to payments to stockholders in connection with a Fundamental Transaction. Notwithstanding anything to the contrary in this Section 5(b), but subject to Section 3(d), until the Change of Control Redemption Price (together with any interest thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 5(b) (together with any interest thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to
Section 3.

                  (c) Change of Control Redemption Right. No sooner than 15 days nor later than 10 days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder (a "CHANGE OF CONTROL NOTICE"). At any time during the period beginning after the Holder's receipt of a Change of Control Notice and ending on the date of the consummation of such Change of Control (or, in the event a Change of Control Notice is not delivered at least 10 days prior to a Change of Control, at any time on or after the date which is 10 days prior to a Change of Control and ending 10 days after the consummation of such Change of Control), the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof ("CHANGE OF CONTROL REDEMPTION NOTICE") to the Company, which Change of Control Redemption Notice shall indicate the Conversion Amount the Holder is electing to redeem. The portion of this Note subject to redemption pursuant to this Section 5 shall be redeemed by the Company at a price equal to
(i) if the amount per share that the Holders are entitled to receive pursuant to the Change of Control is equal to or less than the Conversion Price, 112% of the Conversion Amount being redeemed and (ii) if the amount per share that the Holders are entitled to receive pursuant to the Change of Control is greater than the Conversion Price, 100% of the Conversion Amount being redeemed (the redemption price of the Note in (i) and (ii), the "CHANGE OF CONTROL REDEMPTION PRICE"), plus in each of the foregoing cases, the Holder shall receive in cash the Present Value of Interest with respect to such portion redeemed. Redemptions required by this Section 5(c) shall be made in accordance with the provisions of
Section 12 and shall have priority to payments to stockholders in connection with a Change of Control. Notwithstanding anything to the contrary in this
Section  5(c),  but  subject  to  Section  3(d),  until the  Change  of  Control
Redemption Price (together with any interest thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 5(c) (together with any interest thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3.

                  (d) Successor Entity Redemption Right. At any time from and after the delivery of a Change of Control Notice but not later than the day immediately preceding the consummation of such Change of Control, the Successor Entity may deliver a written notice via facsimile and overnight courier to the Holder indicating that if the Company shall not receive from the Holder a Change of Control Redemption Notice in accordance with Section 5(c), then the Successor Entity is electing to redeem all, but not less than all, of this Note and all Other Notes (an "SUCCESSOR ENTITY CHANGE OF CONTROL REDEMPTION NOTICE"); provided, that upon any such redemption, the Successor Entity shall be required to pay to the Holder on the date of such Change of Control, the Present Value of Interest. The Successor Entity Change of Control Redemption Notice shall be irrevocable. If (i) the Company shall not receive from the Holder a Change of Control Redemption Notice in accordance with Section 5(c), (ii) the Equity Conditions are satisfied or waived in writing by the Holder on each day during the period commencing with delivery of the Successor Entity Change of Control Redemption Notice through the consummation of such Change of Control, and (iii) the stockholders of the Company are to receive and shall receive consideration in such Change of Control consisting of no less than 90% cash, then this Note may be redeemed by the Successor Entity at a price equal to the Change of Control Redemption Price. Notwithstanding the foregoing, the Holder may convert this Note into Common Stock pursuant to Section 3(a) on or prior to the date immediately preceding the Successor Entity Change of Control Redemption Date. Redemptions required by this Section 5(d) shall be made in accordance with the provisions of Section 12 and shall have priority to payments to other stockholders in connection with a Change of Control.

                  (e) Pro Rata Redemption Requirement. If the Company elects to cause a conversion of any Conversion Amount of this Note pursuant to Section 5(d), then it must simultaneously take the same action in the same proportion with respect to the Other Notes. All Conversion Amounts converted by the Holder after the Successor Entity Change of Control Redemption Notice shall reduce the Conversion Amount of this Note required to be converted on the Mandatory Conversion Date.

         6. RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS AND OTHER CORPORATE EVENTS.

                  (a) Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "PURCHASE RIGHTS"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                  (b) Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a "CORPORATE EVENT"), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon a conversion of this Note, (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Note) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Required Holders. The provisions of this Section 6 shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations or restrictions on the conversion of this Note.

         7. ADJUSTMENT OF CONVERSION PRICE UPON SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

         8. COMPANY'S RIGHT OF MANDATORY CONVERSION.

                  (a) Mandatory Conversion. If at any time from and after the twelve (12) month anniversary of the Effective Date (as defined in the Registration Rights Agreement) relating to any shares of Common Stock issuable upon conversion of the Notes (the "MANDATORY CONVERSION ELIGIBILITY DATE"), (i) the Weighted Average Price of the Common Stock equals or exceeds 150% of the Conversion Price on the Closing Date (subject to appropriate adjustments for stock splits, stock dividends, stock combinations and other similar transactions after the Subscription Date) for each of any twenty (20) consecutive Trading Days following the Mandatory Conversion Eligibility Date (the "MANDATORY CONVERSION MEASURING PERIOD") and (ii) the Equity Conditions shall have been satisfied or waived in writing by the Holder on each day during the period commencing on the Mandatory Conversion Notice Date and ending on the Mandatory Conversion Date (each, as defined below) the Company shall have the right to require the Holder to convert all, but not less than all, of the Conversion Amount then remaining under this Note plus the Present Value of Interest as designated in the Mandatory Conversion Notice (as defined below) into fully paid, validly issued and nonassessable shares of Common Stock in accordance with
Section 3(c) hereof at the Conversion Rate as of the Mandatory Conversion Date (as defined below) (a "MANDATORY CONVERSION") or, at the Company's option and solely with respect to the Present Value of Interest, cash or a combination of Common Stock and cash. The Company may exercise its right to require conversion under this Section 8A(a) by delivering within not more than two (2) Trading Days following the end of such Mandatory Conversion Measuring Period a written notice thereof by facsimile and overnight courier to all, but not less than all, of the holders of Notes and the Transfer Agent (the "MANDATORY CONVERSION NOTICE" and the date all of the holders received such notice by facsimile is referred to as the "MANDATORY CONVERSION NOTICE DATE"). The Mandatory Conversion Notice shall be irrevocable. The Mandatory Conversion Notice shall state (i) the Trading Day selected for the Mandatory Conversion in accordance with Section 8(a), which Trading Day shall be at least twenty (20) Business Days but not more than sixty
(60) Business Days following the Mandatory Conversion Notice Date (the "MANDATORY CONVERSION Date"), (ii) the aggregate Conversion Amount of the Notes subject to mandatory conversion from all of the holders of the Notes pursuant to this Section 8 (and analogous provisions under the Other Notes), (iii) the number of shares of Common Stock to be issued to, and the Present Value of Interest to be paid to, such Holder on the Mandatory Conversion Date and (iv) the portion, if any, of the Present Value of Interest that shall be paid in cash and the portion, if any, that shall be paid in Common Stock.

                  (b) Pro Rata Conversion Requirement. If the Company elects to cause a conversion of any Conversion Amount of this Note pursuant to Section 8(a), then it must simultaneously take the same action in the same proportion with respect to the Other Notes. All Conversion Amounts converted by the Holder after the Mandatory Conversion Notice Date shall reduce the Conversion Amount of this Note required to be converted on the Mandatory Conversion Date. If the Company has elected a Mandatory Conversion, the mechanics of conversion set forth in Section 3(c) shall apply, to the extent applicable, as if the Company and the Transfer Agent had received from the Holder on the Mandatory Conversion Date a Conversion Notice with respect to the Conversion Amount being converted pursuant to the Mandatory Conversion.

         9. SECURITY. This Note and the Other Notes are secured to the extent and in the manner set forth in the Security Documents (as defined in the Securities Purchase Agreement).

         10. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.

         11. RESERVATION OF AUTHORIZED SHARES.

                  (a) Reservation. The Company shall initially reserve out of its authorized and unissued Common Stock a number of shares of Common Stock for each of the Note equal to (i) 100% of the maximum number of shares of Common Stock issuable upon conversion of each such Note as of the Issuance Date and
(ii) 150% of the maximum number of shares of Common Stock issuable as Interest Shares pursuant to the terms of each such Note as of the Issuance Date. So long as any of the Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes, (i) 100% of the maximum number of shares of Common Stock issuable upon conversion as of the Issuance Date and (ii) 150% of the maximum number of shares of Common Stock issuable as Interest Shares pursuant to the terms of the Note as of the Issuance Date, as shall from time to time be necessary to effect the conversion of all of the Notes then outstanding; provided that at no time shall the number of shares of Common Stock so reserved be less than the number of shares required to be reserved by the previous sentence (without regard to any limitations on conversions) (the "REQUIRED RESERVE AMOUNT"). The initial number of shares of Common Stock reserved for conversions of the Notes and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Notes based on the principal amount of the Notes held by each holder at the Closing (as defined in the Securities Purchase Agreement) or increase in the number of reserved shares, as the case may be (the "AUTHORIZED SHARE ALLOCATION"). In the event that a holder shall sell or otherwise transfer any of such holder's Notes, each transferee shall be allocated a pro rata portion of such holder's Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Notes shall be allocated to the remaining holders of Notes, pro rata based on the principal amount of the Notes then held by such holders.

                  (b) Insufficient Authorized Shares. If at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an "AUTHORIZED SHARE FAILURE"), then the Company shall promptly take all action necessary to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than 60 days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders' approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

         12. REDEMPTIONS.

                  (a) Mechanics. The Company shall deliver the applicable Event of Default Redemption Price to the Holder within five Business Days after the Company's receipt of the Holder's Event of Default Redemption Notice. If the Holder has submitted a Change of Control Redemption Notice in accordance with
Section 5(b), the Company shall deliver the applicable Change of Control Redemption Price to the Holder concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and within 15 Business Days after the Company's receipt of such notice otherwise. In the event of a redemption of less than all of the Conversion Amount of this Note, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 19(d)) representing the outstanding Principal which has not been redeemed. In the event that the Company does not pay the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid. Upon the Company's receipt of such notice, (x) the Redemption Notice shall be null and void with respect to such Conversion Amount, (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 19(d)) to the Holder representing such Conversion Amount and (z) the Conversion Price of this Note or such new Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Redemption Notice is voided and (B) the lowest Weighted Average Price of the Common Stock during the period beginning on and including the date on which the Redemption Notice is delivered to the Company and ending on and including the date on which the Redemption Notice is voided. The Holder's delivery of a notice voiding a Redemption Notice and exercise of its rights following such notice shall not affect the Company's obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Conversion Amount subject to such notice.

                  (b) Redemption by Other Holders. Upon the Company's receipt of notice from any of the holders of the Other Notes for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 4(b) or Section 5(b) (each, an "OTHER
REDEMPTION NOTICE"), the Company shall immediately forward to the Holder by facsimile a copy of such notice. If the Company receives a Redemption Notice and one or more Other Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is three (3) Business Days prior to the Company's receipt of the Holder's Redemption Notice and ending on and including the date which is three (3) Business Days after the Company's receipt of the Holder's Redemption Notice and the Company is unable to redeem all principal, interest and other amounts designated in such Redemption Notice and such Other Redemption Notices received during such seven (7) Business Day period, then the Company shall redeem a pro rata amount from each holder of the Notes (including the Holder) based on the principal amount of the Notes submitted for redemption pursuant to such Redemption Notice and such Other
Redemption Notices received by the Company during such seven Business Day period.

         13. RESTRICTION ON REDEMPTION AND CASH DIVIDENDS. Until all of the Notes have been converted, redeemed or otherwise satisfied in accordance with their terms, the Company shall not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on its capital stock without the prior express written consent of the Required Holders.

         14. VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law, including but not limited to the New York Business Corporation Law, and as expressly provided in this Note.

         15. RANK; ADDITIONAL INDEBTEDNESS; LIENS.

                  (a) Rank. All payments due under this Note (i) shall rank pari passu with all Other Notes and Permitted Bank Debt, and (ii) shall be senior to all other Indebtedness of the Company and its Subsidiaries.

                  (b) Incurrence of Indebtedness. So long as this Note is outstanding, (i)the Company shall not, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness, other than (x) the Indebtedness evidenced by this Note and the Other Notes, and (y) Permitted Indebtedness, and (ii) the Company shall not permit any of its Subsidiaries
(including, without limitation, SpatiaLight Korea, Inc.) to, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness.

                  (c) Existence of Liens.  So long as this Note is  outstanding,
(i) the Company shall not, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries (collectively, "LIENS") other than Permitted Liens; provided, however, that Liens on all accounts receivable, contract rights with respect to products of the Company or its Subsidiaries and inventory (together, in each case, with all proceeds thereof) of the Company and/or its Subsidiaries securing their obligations with respect to Credit Loans under Permitted Bank Debt shall be senior to the Liens securing the Notes in accordance with the terms of the lien subordination agreement referred to in clause (iv) of the definition of Permitted Liens; and (ii) the Company shall not permit any of its Subsidiaries (including, without limitation, SpatiaLight Korea, Inc.) to, directly or indirectly, allow or suffer to exist any Liens, other than Permitted Liens.

                  (d) Restricted Payments. The Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Permitted Indebtedness, whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing.

         16. PARTICIPATION. The Holder, as the holder of this Note, shall be entitled to receive such dividends paid and distributions made to the holders of Common Stock to the same extent as if the Holder had converted this Note into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock

         17. VOTE TO ISSUE, OR CHANGE THE TERMS OF, NOTES. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders shall be required for any change or amendment to this Note or the Other Notes.

         18. TRANSFER. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company, subject only to the provisions of Sections 2(g) and 2(h) of the Securities Purchase Agreement.

         19. REISSUANCE OF THIS NOTE.

                  (a) Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company and shall comply with Sections 2(g) and 2(h) of the Securities Purchase Agreement, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with
Section 19(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less then the entire outstanding Principal is being transferred, a new Note (in accordance with Section 19(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(c)(iii), following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

                  (b) Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 19(d)) representing the outstanding Principal.

                  (c) Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 19(d) and in principal amounts of at least $100,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

                  (d) Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 19(a) or Section 19(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions and be subject to the same obligations and restrictions as this Note, and (v) shall represent accrued Interest and Late Charges on the Principal and Interest of this Note, from the Issuance Date.

         20. REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder's right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its material obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

         21. PAYMENT OF  COLLECTION,  ENFORCEMENT  AND OTHER COSTS.  If (a) this
Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors' rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys' fees and disbursements.

         22. CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and all the Purchasers and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

         23. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

         24. DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Weighted Average Price or the arithmetic calculation of the Conversion Rate or the Redemption Price, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within three (3) Business Days of receipt, or deemed receipt, of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one (1) Business Day submit via facsimile (a) the disputed determination of the Weighted Average Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Conversion Rate or the Redemption Price to the Company's independent, outside accountant. The Company, at the Company's expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five Business Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

         25. NOTICES; PAYMENTS.

                  (a) Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least twenty (20) days prior to the date on which the Company closes its books or takes a record
(A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

                  (b) Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Purchasers, shall initially be as set forth on the Schedule of Buyers attached to the Securities Purchase Agreement); provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder's wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date. Any amount of Principal or other amounts due under the Transaction
Documents, other than Interest, which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of twelve percent (12%) per annum from the date such amount was due until the same is paid in full ("LATE Charge").

         26. CANCELLATION. After all Principal, accrued Interest and other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

         27. WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Securities Purchase Agreement.

         28. GOVERNING LAW. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

         29. CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

                  (a) "ADDITIONAL INVESTMENT RIGHTS" has the meaning ascribed to such term in the Securities Purchase Agreement and shall include additional investment rights issued in exchange therefor.

                  (b) "APPROVED STOCK PLAN" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

                  (c) "BLOOMBERG" means Bloomberg Financial Markets.

                  (d) "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

                  (e) "CALENDAR QUARTER" means each of: the period beginning on and including January 1 and ending on and including March 31; the period beginning on and including April 1 and ending on and including June 30; the period beginning on and including July 1 and ending on and including September 30; and the period beginning on and including October 1 and ending on and including December 31.

                  (f) "CHANGE OF CONTROL" means any Fundamental Transaction with an unaffiliated third party other than (A) a Fundamental Transaction in which holders of the Company's voting power immediately prior to the Fundamental Transaction continue after the Fundamental Transaction to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.

                  (g) "CLOSING DATE" shall have the meaning set forth in the Securities Purchase Agreement, which date is the date the Company initially issued Notes pursuant to the terms of the Securities Purchase Agreement.

                  (h) "COMMON STOCK DEEMED OUTSTANDING" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 7(a)(i) and 7(a)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any Common Stock owned or held by or for the account of the Company or issuable upon conversion of the Notes.

                  (i) "CONVERTIBLE SECURITIES" means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

                  (j) "ELIGIBLE MARKET" means the Principal Market, The New York Stock Exchange, Inc., the Nasdaq National Market or The Nasdaq SmallCap Market.

                  (k) "EQUITY CONDITIONS" means that each of the following conditions is satisfied: (i) on each day during the period beginning three (3) months prior to the applicable date of determination and ending on and including the applicable date of determination (the "EQUITY CONDITIONS MEASURING PERIOD"), either (x) the Registration Statement filed pursuant to the Registration Rights Agreement shall be effective and available for the resale of all remaining Registrable Securities in accordance with the terms of the Registration Rights Agreement and there shall not have been any Grace Periods (as defined in the Registration Rights Agreement) or (y) all shares of Common Stock issuable upon conversion of the Notes shall be eligible for sale under Rule 144(k); (ii) on each day during the Equity Conditions Measuring Period, the Common Stock is
designated for quotation on the Principal Market and shall not have been suspended from trading on such exchange or market (other than suspensions of not more than two (2) days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall delisting or suspension by such exchange or market been threatened or pending either (A) in writing by such exchange or market or (B) by falling below the minimum listing maintenance requirements of such exchange or market; (iii) during the one (1) year period ending on and including the date immediately preceding the applicable date of determination, the Company shall have delivered Conversion Shares upon conversion of the Notes to the holders on a timely basis as set forth in Section 2(c)(ii) hereof (and analogous provisions under the Other Notes) and Notes upon exercise of the Additional Investment Rights; (iv) any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 3(d) hereof and the rules or regulations of the Principal Market; (v) during the Equity Conditions Measuring Period, the Company shall not have failed to timely make any payments within five (5) Business Days of when such payment is due pursuant to any Transaction Document; (vi) during the Equity Conditions Measuring Period, there shall not have occurred either (A) the public announcement of a pending, proposed or intended Fundamental Transaction that is not a Change of Control which has not been abandoned, terminated or consummated or (B) an Event of Default or an event that with the passage of time or giving of notice would constitute an Event of Default; (vii) the Company shall have no knowledge of any fact that would cause any one of the following: (x) the Registration Statements required pursuant to the Registration Rights Agreement not to be effective and available for the resale of all remaining Registrable Securities in accordance with the terms of the Registration Rights Agreement or
(y) any shares of Common Stock issuable upon conversion of the Notes not to be eligible for sale without restriction pursuant to Rule 144(k) and any applicable state securities laws; (viii) the Company shall not be in violation of Section 3(d)(ii) (assuming conversion of all of the Notes and the Notes issuable upon exercise of the Additional Investment Rights); and (ix) the Company otherwise shall have been in material compliance with and shall not have materially breached any provision, covenant, representation or warranty of any Transaction Document.

                  (l) "EXCLUDED SECURITIES" means any Common Stock issued or issuable: (i) in connection with any Approved Stock Plan; (ii) upon conversion of the Notes; (iii) pursuant to a bona fide firm commitment underwritten public offering with a nationally recognized underwriter (other than an "at-the-market offering" as defined in Rule 415(a)(4) under the 1933 Act, "equity lines" or a non-underwritten offering that is effected on a shelf registration statement);
(iv) in connection with the payment of any Interest Shares on the Notes or any shares payable pursuant to the "Argyle Notes" (as defined in the Securities Purchase Agreement); and (v) in connection with any acquisition by the Company, whether through an acquisition of stock or a merger of any business, assets or technologies the primary purpose of which is not to raise equity capital in an amount not to exceed, in the aggregate 20% of the outstanding shares of Common Stock in any calendar year.

                  (m) "FUNDAMENTAL TRANSACTION" means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock.

                  (n) "GAAP" means United States generally accepted accounting principles, consistently applied.

                  (o) "INTEREST CONVERSION PRICE" means, with respect to any Interest Date, that price which shall be computed as the arithmetic average of the Weighted Average Price of the Common Stock on each of the ten (10) consecutive Trading Days commencing two (2) Trading Days after the Interest Notice Due Date and ending on the third (3rd) Trading Day immediately preceding the applicable Interest Date (each, an "INTEREST MEASURING PERIOD"). All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during such period.

                  (p) "OPTIONS" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

                  (q) "PERMITTED BANK DEBT" means the principal of (and premium, if any), interest on, and all fees and other amounts (including, without limitation, any reasonable out-of-pocket costs, enforcement expenses (including reasonable out-of-pocket legal fees and disbursements), collateral protection expenses and other reimbursement or indemnity obligations relating thereto) payable by Company and/or its Subsidiaries under or in connection with any credit facility to be entered into by the Company and/or its Subsidiaries with one or more financial institutions (and on terms and conditions) reasonably satisfactory to the Required Holders (together with any amendments, restatements, renewals, refundings, refinancings or other extensions thereof); provided, however, that the aggregate outstanding amount of such Permitted Bank Debt (taking into account the maximum amounts which may be advanced under the loan documents evidencing such Permitted Bank Debt) does not as of the date on which any such Permitted Bank Debt is incurred exceed (i) $20,000,000, with respect to the unpaid principal balance of loans thereunder (collectively, "CREDIT LOANS"), and (ii) $0, with respect to all reimbursement and other payment obligations of the Company in connection with letters of credit issued for the account of the Company to secure real estate lease obligations with respect to the manufacturing facility located in Korea and operated by SpatiaLight Korea, Inc. (collectively, "L/C OBLIGATIONS"), provided, further, that any such L/C Obligations shall be fully secured by cash pledged to and held by as the issuers (or confirming issuers) of such letters of credit and no other assets.

                  (r)  "PERMITTED  INDEBTEDNESS"  means (i) Permitted Bank Debt,
(ii) the Argyle Notes, subordinated in accordance the "Argyle Subordination Agreement" (as defined in the Securities Purchase Agreement), (iii) other Indebtedness approved by the Required Holders in writing, and (iv) Indebtedness incurred by the Company that is made expressly subordinate in right of payment to the Indebtedness evidenced by this Note, as reflected in a written agreement reasonably acceptable to the Required Holders and approved by the Required Holders in writing, which such consent may not be unreasonably withheld, and which Indebtedness does not provide at any time for (A) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (B) total interest and fees at a rate in excess of fifteen percent (15%) per annum.

                  (s) "PERMITTED LIENS" means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen's liens, mechanics' liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens on all accounts receivable, contract rights with respect to products of the Company or its Subsidiaries and inventory (together, in each case, with all proceeds thereof) of the Company and/or its Subsidiaries securing their obligations with respect to Credit Loans under Permitted Bank Debt, provided, that any Liens securing such obligations shall be limited solely to the accounts receivable, contract rights with respect to products of the Company or its Subsidiaries and inventory (together, in each case, with all proceeds thereof) of the Company and/or its Subsidiaries, which Liens shall be senior to the Liens securing the Notes in accordance with the terms of a lien subordination agreement to be entered into with the "Collateral Agent" (under and as defined in the Pledge and Security Agreement) on behalf of the Holders, and in form and substance reasonably satisfactory to the Collateral Agent, (v) Liens on cash of the Company securing the Company's L/C Obligations, provided, that any Liens securing such L/C Obligations shall be limited solely to cash of the Company in an aggregate amount any time not exceeding the L/C Obligations, which Liens shall be senior to the Liens securing the Notes, (vi) Liens securing the Argyle Notes that are junior and subordinated to the Lines securing the Note in accordance with the "Argyle Subordination Agreement" (as defined in the Securities Purchase Agreement, (vii) Liens securing the Company's obligations under the Notes, and (viii) other Liens approved by the Collateral Agent in writing.

                  (t) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

                  (u) "PRESENT VALUE OF INTEREST" means the amount of any interest that, but for such conversion or redemption, as applicable, would have accrued under this Note at the Interest Rate for the period from the conversion or redemption, as applicable, through the Maturity Date discounted to the present value of such interest using a discount rate equal to ten percent (10%).

                  (v) "PRINCIPAL MARKET" means The NASDAQ SmallCap Market.

                  (w) "REDEMPTION PREMIUM" means (i) in the case of the Events of Default described in Section 4(a)(i) - (vii) and (x) - (xiv), 115% or (ii) in the case of the Events of Default described in Section 4(a)(viii) - (ix), 100%.

                  (x) "REGISTRATION RIGHTS AGREEMENT" means that certain registration rights agreement dated as of the Subscription Date by and among the Company and the initial holders of the Notes relating to, among other things, the registration of the resale of the Common Stock issuable upon conversion of the Notes.

                  (y) "REQUIRED HOLDERS" means the holders of Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding.

                  (z) "SEC" means the United States Securities and Exchange Commission.

                  (aa) "SECURITIES PURCHASE AGREEMENT" means that certain Securities Purchase Agreement dated as of the Subscription Date by and among the Company and the initial holders of the Notes pursuant to which the Company issued the Notes.

                  (bb) "SUBSCRIPTION DATE" means November 30, 2004.

                  (cc) "SUCCESSOR ENTITY" means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made.

                  (dd) "TRADING DAY" means any day on which the Common Stock are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock are then traded; provided that "Trading Day" shall not include any day on which the Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

                  (ee) "WEIGHTED AVERAGE PRICE" means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its "Volume at Price" functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York Time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 24. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

                  IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.


                                                SPATIALIGHT, INC.
                                                By:
                                                    ----------------------
                                                    Name:
                                                    Title:

                                    EXHIBIT I

                                SPATIALIGHT, INC.
                                CONVERSION NOTICE

Reference is made to the Senior Secured Convertible Note (the "NOTE") issued to the undersigned by SpatiaLight, Inc. (the "COMPANY"). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of the Company's Common Stock par value $.01 per share (the "COMMON STOCK"), as of the date specified below.

         Date of Conversion:
                             ---------------------------------------------------

        Aggregate Conversion Amount to be converted:
                                                     ---------------------------

Please confirm the following information:

         Conversion Price:
                           -----------------------------------------------------

         Number of shares of Common Stock to be issued:
                                                        ------------------------

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

         Issue to:
                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

         Facsimile Number:
                           -----------------------------------------------------

         Authorization:
                        --------------------------------------------------------

                  By:
                     -----------------------------------------------------------

                        Title:
                              --------------------------------------------------

Dated:
      --------------------------------------------------------------------------

         Account Number:
                         -------------------------------------------------------
           (if electronic book entry transfer)

         Transaction Code Number:
                                  ----------------------------------------------
         (if electronic book entry transfer)

                                 ACKNOWLEDGMENT

                  The Company hereby acknowledges this Conversion Notice and hereby directs American Stock Transfer & Trust Company to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated November 30, 2004 from the Company and acknowledged and agreed to by American Stock Transfer & Trust Company.


                                            SPATIALIGHT, INC.
                                            By:
                                                ---------------------------
                                                Name:
                                                Title: